Financial income and expenses	6 Months Ended
Jun. 30, 2020
Financial income and expenses [Abstract]
Financial income and expenses
Note 19. - Financial income and expenses

Financial income and expenses

The following table sets forth financial income and expenses for the six-month periods ended June 30, 2020 and 2019:

	For the six-month period ended June 30,
Financial income	2020	2019
	($ in thousands)
Interest income from loans and credits	5,489	340
Interest rates benefits derivatives: cash flow hedges	184	177
Total	5,673	517

	For the six-month period ended June 30,
Financial expenses	2020	2019
Expenses due to interest:	($ in thousands)
- Loans from credit entities	(132,221)	(130,644)
- Other debts	(39,300)	(50,387)
Interest rates losses derivatives: cash flow hedges	(38,592)	(29,501)
Total	(210,113)	(210,532)

Financial income from loans and credits primarily includes a non-monetary financial income of $3.8 million resulting from the refinancing of the debt of Cadonal in the second quarter of 2020 (see Note 15).

Interests from other debts are primarily interests on the notes issued by ATS, ATN and Solaben Luxembourg and interests related to the investment from Liberty (Note 16). Losses from interest rate derivatives designated as cash flow hedges correspond primarily to transfers from equity to financial expense when the hedged item is impacting the consolidated condensed income statement.

Other net financial income and expenses

The following table sets out ‘Other net financial income and expenses” for the six-month periods ended June 30, 2020, and 2019:

	For the six-month period ended June 30,
Other financial income / (expenses)	2020	2019
	($ in thousands)
Other financial income	11,468	8,536
Other financial losses	(8,649)	(8,747)
Total	2,819	(211)

Other financial income are primarily interests on deposits.

Other financial losses primarily include expenses for guarantees and letters of credit, wire transfers, other bank fees and other minor financial expenses.